UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Hartford Financial Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Shareholder: The annual meeting of the shareholders of The Hartford Financial Services Group, Inc. (the “Company”) will be held in theWallace Stevens Theater at the Company’s Home Office, One Hartford Plaza, Hartford, CT 06155, on Wednesday, May 19, 2010 at 12:30 p.m. EDT. Proposals to be considered at the annual meeting: 1. To elect a Board of Directors for the coming year; 2. To ratify the appointment of Deloitte & Touche LLP as independent auditor of the Company for the fiscal year ending December 31, 2010; 3. To consider and act on the Company’s 2010 Incentive Stock Plan; 4. To consider and act on the material terms of executive officer performance goals for annual incentive awards; 5. To consider and act on a shareholder proposal recommending that our Board of Directors amend the By-Laws of the Company to provide for reimbursement of a shareholder or group of shareholders for expenses incurred in connection with nominating one or more candidates who are elected by shareholders in a contested election of Directors; and 6. To act upon any other business that may properly come before the annual meeting or any adjournment(s) thereof. The Board of Directors recommends shareholders vote “FOR” proposals 1, 2, 3 and 4. The Board of Directors recommends shareholders vote “AGAINST” proposal 5. The Board of Directors has fixed the close of business on March 31, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any adjournment(s) thereof. THE HARTFORD FINANCIAL SERVICES GROUP, INC. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, May 19, 2010 CONTROL NUMBER If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2010 to facilitate timely delivery. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hig The Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at: http://www.proxyvoting.com/hig 71089 71089 The Hartford Financial_NC_05 4/2/10 10:02 AM Page 1

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the annual meeting. Requirements for attending the annual meeting and information on how to obtain directions can be found in our Proxy Statement. Meeting Location: The Hartford Financial Services Group, Inc. (Home Office) Wallace Stevens Theater One Hartford Plaza Hartford, CT 06155 The following Proxy Materials are available for you to review online: • the Company’s 2010 Proxy Statement (including all attachments thereto); • the Company’s Annual Report on Form 10-K for the year ended December 31, 2009; and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hig The Proxy Materials for The Hartford Financial Services Group, Inc. are available to review at: http://www.proxyvoting.com/hig Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online, OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 71089 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side. Please fax all revisions to: 201-369-9711 or email to proxycards@bnymellonproduction.com PRINT AUTHORIZATION To commence printing on this Notice card please sign, date and fax this card to: 201-369-9711 SIGNATURE:____________________________________________________________ DATE:______________ (THIS BOXED AREA DOES NOT PRINT) Registered Quantity 1000.00 71089 The Hartford Financial_NC_05 4/2/10 10:02 AM Page 2